Exhibit 21.1

                 CONSOLIDATED SUBSIDIARIES OF TEREX CORPORATION

Name of Subsidiary                                 Jurisdiction of Incorporation

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BCP Construction Products, Inc.                                      Delaware
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Brimont S.A.                                                           France
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Bucyrus Construction Products, Inc.                                  Delaware
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Holland Lift International B.V.                               The Netherlands
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IMACO Blackwood Hodge Group Limited                            United Kingdom
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IMACO Blackwood Hodge Limited                                  United Kingdom
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IMACO Construction Equipment Limited                           United Kingdom
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IMACO Trading Limited                                          United Kingdom
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International Machinery Company Limited                        United Kingdom
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Koehring Cranes, Inc.                                                Delaware
       (including Mark Industries, a division)
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M & M Enterprises Of Baraga, Inc.                                    Michigan
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New Terex Holdings Corporation                                       Delaware
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New Terex Holdings UK Limited                                  United Kingdom
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NGW Supplies Limited                                           United Kingdom
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O&K Mining GmbH                                                       Germany
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O&K Orenstein & Koppel Limited                                 United Kingdom
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O&K Orenstein & Koppel, Inc.                                         Delaware
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O&K Orenstein & Koppel (South Africa)                            South Africa
       (Proprietary) Limited
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O&K Orenstein & Koppel, Inc.                                           Canada
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Orenstein & Koppel Australia Pty Ltd.                               Australia
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O&K Far East Pte. Ltd.                                              Singapore
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Payhauler Corp.                                                      Illinois
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Picadilly Maschinenhandels GmbH & Co. KG                              Germany
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PPM Cranes, Inc.                                                     Delaware
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PPM S.A.                                                               France
       Brimont Engins (division)
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PPM S.p.A.                                                              Italy
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PPM Deutschland GmbH                                                  Germany
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PPM Far East Ltd.                                                   Singapore
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Progressive Components, Inc.                                         Illinois
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Simon Cella, S.r.l.                                                     Italy
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Sim-Tech Management Limited                                         Hong Kong
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Simon-Tomen Engineering Co., Ltd.                                       Japan
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Terex Aerials, Inc.                                                 Wisconsin
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Terex Aerials Limited                                                 Ireland
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Terex Atlantico, Inc.                                            Pennsylvania
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Terex Aviation Ground Equipment, Inc.                                Delaware
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Terex Baraga Products, Inc.                                          Michigan
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Terex Cranes, Inc.                                                   Delaware
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Terex Cranes Pty. Ltd.                                              Australia
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Terex Credit Corporation                                             Delaware
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Terex Equipment Limited                                        United Kingdom
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Terex International Exports, Inc.                                    Delaware
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Terex Material Handling Corp.                                        Kentucky
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Terex Mining Equipment, Inc.                                         Delaware
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


                                                           Exhibit 21.1 (con't.)

                 CONSOLIDATED SUBSIDIARIES OF TEREX CORPORATION

Name of Subsidiary                                 Jurisdiction of Incorporation

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Terex-RO Corporation                                                   Kansas
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Terex-Telelect, Inc.                                                 Delaware
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Terex West Coast, Inc.                                           South Dakota
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Terex of Western Michigan, Inc.                                      Michigan
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Tower Cranes, Inc.                                                   New York
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Unit Rig (Canada) Ltd.                                               Delaware
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Amida Industries, Inc.                                         South Carolina
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